SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 8, 2005


                               SERVICE 1st BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             CALIFORNIA                  333-104244            32-0061893
    ----------------------------       -------------         -------------
    (State or other jurisdiction       (File Number)       (I.R.S. Employer
          of incorporation)                              identification number)

           2800 West March Lane, Suite 120, Stockton, California 95219
           -----------------------------------------------------------
              (Address of principal executive offices and zip code)


                                 (209) 956-7800
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13c-4(c))

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

Item 2.02.        Results of Operations and Financial Condition.
                  ---------------------------------------------

                  On March 8, 2005, Registrant issued a press release announcing earnings for the 12 months ending December 31, 2004. Total consolidated assets at December 31, 2004 were $137,172,635 representing an increase of approximately 24.11% of growth in assets of the holding company's wholly owned subsidiary, Service 1st Bank.

                  The foregoing is qualified by reference to the press release attached as Exhibit 99.1.

Item 9.01.        Financial Statements and Exhibits
                  ---------------------------------

                  a.       Financial Statements
                           --------------------

                           Not Applicable.

                  b.       Pro Forma Financial Information
                           -------------------------------

                           Not Applicable.

                  c.       Exhibits
                           --------

                           (99.1) Press Release dated March 8, 2005

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


March 8, 2005

Service 1st Bancorp


By: /s/ JOHN O. BROOKS
    ---------------------
    John O. Brooks
    Chairman

                                  EXHIBIT INDEX



                                                                   Sequential
     Exhibit Number               Description                      Page Number
     --------------               -----------                      -----------

          99.1            Press Release dated March 8, 2005             5